SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): July 25, 2003

FEDERAL TRUST CORPORATION
(Exact name of registrant as specified in its charter)

Florida	000-23449	59-2935028
(State or other jurisdiction	Commission File Number	(I.R.S. Employer
Of incorporation)		Identification No.)

312 West First Street
Sanford, Florida 32771
(address of principal executive offices)
Registrant’s telephone number: (407) 323-1833

ITEM 9. Regulation FD Disclosure

The following information is furnished pursuant to Item 12, “Results of Operations and Financial Condition.” On July 25, 2003, Federal Trust Corporation issued a press release announcing its financial results for the fiscal quarter ended June 30, 2003. A copy of the press release is furnished as Exhibit 99.1 to this report.

Date: July 25, 2003

Federal Trust Corporation
(Registrant)

By: /s/ Gregory E. Smith
Gregory E. Smith
Chief Financial Officer
(407) 323-1833

INDEX TO EXHIBITS

Exhibit
No.           Description

99.1          Press Release